CLEARBRIDGE MLP AND MIDSTREAM FUND INC.

Schedule of investments (unaudited)	August 31, 2020

SECURITY	SHARES/ UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 107.5%
Crude/Refined Products Pipelines - 8.9%
BP Midstream Partners LP	1,105,262	$13,031,039
Shell Midstream Partners LP	912,374	9,479,566

Total Crude/Refined Products Pipelines		22,510,605

Diversified Energy Infrastructure - 35.5%
Energy Transfer LP	4,401,462	28,257,386
Enterprise Products Partners LP	1,873,208	32,893,532
Genesis Energy LP	1,331,323	7,122,578
Plains All American Pipeline LP	1,858,086	13,155,249
Plains GP Holdings LP, Class A Shares	1,219,251	8,912,725

Total Diversified Energy Infrastructure		90,341,470

Gathering/Processing - 25.1%
CNX Midstream Partners LP	1,152,260	11,073,219
DCP Midstream LP	1,142,482	14,475,247
Enable Midstream Partners LP	2,498,737	14,042,902
Noble Midstream Partners LP	340,912	3,054,572
Rattler Midstream LP	1,357,000	11,358,090
Western Midstream Partners LP	1,082,321	9,816,651

Total Gathering/Processing		63,820,681

Global Infrastructure - 1.1%
Brookfield Infrastructure Partners LP	63,676	2,773,090

Liquids Transportation & Storage - 16.1%
Holly Energy Partners LP	476,872	6,814,501
Magellan Midstream Partners LP	659,481	25,066,873
PBF Logistics LP	931,970	8,993,510

Total Liquids Transportation & Storage		40,874,884

Natural Gas Transportation & Storage - 8.7%
Cheniere Energy Partners LP	279,000	10,097,010
TC PipeLines LP	392,544	11,921,561

Total Natural Gas Transportation & Storage		22,018,571

Oil/Refined Products - 12.1%
MPLX LP	1,686,071	30,804,517

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $453,786,469)		273,143,818

	SHARES
COMMON STOCKS - 41.7%
ENERGY - 41.7%
Oil, Gas & Consumable Fuels - 41.7%
Antero Midstream Corp.	1,848,680	12,515,564
Enbridge Inc.	528,940	16,936,659

See Notes to Schedule of Investments.

ClearBridge MLP and Midstream Fund Inc. 2020 Quarterly Report	1

CLEARBRIDGE MLP AND MIDSTREAM FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2020

SECURITY		SHARES	VALUE
Oil, Gas & Consumable Fuels - (continued)
Equitrans Midstream Corp.		523,125	$5,377,725
Kinder Morgan Inc.		1,126,060	15,562,149
ONEOK Inc.		647,178	17,784,451
Targa Resources Corp.		847,682	14,419,071
Williams Cos. Inc.		1,129,821	23,455,084

TOTAL COMMON STOCKS (Cost - $136,502,069)			106,050,703

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $590,288,538)			379,194,521

RATE
SHORT-TERM INVESTMENTS - 5.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $14,689,451)	0.006%	14,689,451	14,689,451

TOTAL INVESTMENTS* - 155.0% (Cost - $604,977,989)			393,883,972
Mandatory Redeemable Preferred Stock, at Liquidation Value - (21.6)%			(55,000,000)
Liabilities in Excess of Other Assets - (33.4)%			(84,811,193)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%			$254,072,779

*	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

2	ClearBridge MLP and Midstream Fund Inc. 2020 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge MLP and Midstream Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in energy master limited partnerships (“MLPs”) and energy midstream entities. There can be no assurance that the Fund will achieve its investment objective. On April 1, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

Under normal market conditions the Fund invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities (the 80% policy). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund may also invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that

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Notes to Schedule of Investments (unaudited) (continued)

are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

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Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$273,143,818	—	—	$273,143,818
Common Stocks	106,050,703	—	—	106,050,703

Total Long-Term Investments	379,194,521	—	—	379,194,521

Short-Term Investments†	14,689,451	—	—	14,689,451

Total Investments	$393,883,972	—	—	$393,883,972

†	See Schedule of Investments for additional detailed categorizations.

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